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                                                                     EXHIBIT 2.4


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                                                                                  SPECIAL MEETING OF
                                                                                STOCKHOLDERS TO BE HELD
                                                                                  ON MARCH 15, 1995 AT
                                                                                       9:00 A.M.
                    [LOGO]                   PROXY                                AT THE RITZ-CARLTON
                                                                                        CHICAGO
                                                                                 160 E. PEARSON STREET
                                                                                   CHICAGO, ILLINOIS
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                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                The undersigned hereby appoints James R. Ukropina, Douglas
                C. Yearley, and Daniel M. Tellep, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Lockheed Corporation held of record by the undersigned on February 7, 1995 at the Special Meeting of Stockholders to be held on March 15, 1995 and at any adjournments or postponements thereof.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND
                3.

                1. FOR / /   AGAINST / /   ABSTAIN / /   approve and adopt
                                                         an Agreement and
                                                         Plan of
                                                         Reorganization,
                                                         dated August 29,
                                                         1994, as amended
                                                         as of February 7,
                                                         1995, and a Plan
                                                         and Agreement of
                                                         Merger, dated
                                                         August 29, 1994

                2. FOR / /   AGAINST / /   ABSTAIN / /   approve the
                                                         adoption of the
                                                         Lockheed Martin
                                                         1995 Omnibus
                                                         Performance Award
                                                         Plan

                3. FOR / /   AGAINST / /   ABSTAIN / /   approve the
                                                         adoption of the
                                                         Lockheed Martin
                                                         Directors Deferred
                                                         Stock Plan

                               (To be completed and signed on reverse side)
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                In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

                The submission of this proxy, if properly executed, revokes all prior proxies.

                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                Receipt of the Notice of Special Meeting of Stockholders and accompanying Joint Proxy Statement/Prospectus is hereby acknowledged.
                                                   Dated:___________ , 1995

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                                                   ------------------------
                                                        (Signature of
                                                         Stockholder)
                                                    Please sign exactly as
                                                   your name appears hereon

                 PLEASE BE CERTAIN YOU DATE THIS PROXY AT THE TIME YOU SIGN IT.
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